SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 19, 2002

 Commission              Exact name of registrant               IRS Employer
 File Number            as specified in its charter           Identification No.
 -----------         ----------------------------------       ------------------

   1-12869            CONSTELLATION ENERGY GROUP, INC.           52-1964611

   1-1910            BALTIMORE GAS AND ELECTRIC COMPANY          52-0280210



                                    Maryland
                       -----------------------------------
       (State or other jurisdiction of incorporation for each registrant)


                 250 W. Pratt Street, Baltimore, Maryland             21201
   --------------------------------------------------------------- ----------
               (Address of principal executive offices)             (Zip Code)


       Registrants' telephone number, including area code: (410) 234-5000

                                 Not Applicable
   -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  Other Events
------   ------------

Attached to this Current Report on Form 8-K are the Computation of the Ratio of Earnings to Fixed Charges (Exhibit No. 12), consent of the Independent Accountants (Exhibit No. 23), and the audited Consolidated Financial Statements and Notes to Consolidated Financial Statements (Exhibit No. 99) of Constellation Energy for the year ended December 31, 2001.

Recent Events
-------------
Sale of Orion Power Holdings, Inc. (Orion)
------------------------------------------
In February 2002, Reliant Resources, Inc. acquired all of the outstanding shares of Orion for $26.80 per share, including the shares we owned of Orion. We received cash proceeds of $454.1 million and recognized a pre-tax gain of $255.5 million on the sale of our investment.

Sale of Investment in Corporate Office Properties Trust (COPT)
--------------------------------------------------------------
In March 2002, we sold all of our COPT equity-method investment, approximately
8.9 million shares, as part of a public offering. We received cash proceeds of $101.3 million on the sale, which approximates the book value of our investment.

High Desert Contract
--------------------
In February 2002, the California Department of Water Resources (Department) filed a claim with the Federal Energy Regulatory Commission (FERC) that all long-term contracts for power supply that the Department entered into in the first quarter of 2001, which includes the contracts related to our High Desert project, were not just and reasonable. The Department is requesting the FERC to terminate the contracts entirely or, at least, modify the prices to terms that the FERC considers just and reasonable. Currently, we are discussing the renegotiations of our contracts with the Department. We cannot estimate the timing or impact of the FERC proceedings or the renegotiations of our contracts.

Credit Ratings
--------------
All three rating agencies recently completed reviews of Constellation Energy's and Baltimore Gas and Electric Company's (BGE) ratings. FitchRatings affirmed its ratings of Constellation Energy. Standard & Poors Rating Group downgraded Constellation Energy's commercial paper from A-1 to A-2 and senior unsecured debt from A- to BBB+. In addition, Moody's Investors Service downgraded Constellation Energy's commercial paper from P-1 to P-2 and senior unsecured debt from A3 to Baa1. All Constellation Energy ratings have stable outlooks.
   Moody's Investors Service and FitchRatings recently affirmed the ratings of BGE. Standard & Poors Rating Group downgraded BGE commercial paper from A-1 to A-2, senior unsecured debt from A to BBB+, mortgage bonds from AA- to A, and Trust Originated Preferred Securities and Preference Stock from A- to BBB. All BGE ratings have stable outlooks.
   At the date of this report, our credit ratings were as follows:

                                          Standard &     Moody's
                                            Poors       Investors
                                         Rating Group    Service    FitchRatings
    ------------------------------------ ------------- ------------ ------------
    Constellation Energy
       Commercial Paper                      A-2           P-2          F-2
       Senior Unsecured Debt                 BBB+         Baa1           A-

    BGE
       Commercial Paper                      A-2           P-1          F-1
       Mortgage Bonds                         A            A1            A+
       Senior Unsecured Debt                 BBB+          A2            A
       Trust Originated Preferred
         Securities and Preference Stock     BBB          Baa1           A-

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

Forward Looking Statements
--------------------------
We make statements in this report that are considered forward looking statements within the meaning of the Securities Exchange Act of 1934. Sometimes these statements will contain words such as "believes," "expects," "intends," "plans," and other similar words. These statements are not guarantees of our future performance and are subject to risks, uncertainties, and other important factors that could cause our actual performance or achievements to be materially different from those we project. These risks, uncertainties, and factors include, but are not limited to:
   o the timing and extent of changes in commodity prices for energy including coal, natural gas, oil, and electricity,
   o the timing and extent of deregulation of, and competition in, the energy markets in North America, and the rules and regulations adopted on a transitional basis in those markets,
   o the conditions of the capital markets generally, which are affected by interest rates and general economic conditions, as well as Constellation Energy and BGE's ability to maintain their current credit ratings,
   o the effectiveness of Constellation Energy's risk management policies and procedures and the ability of our counterparties to satisfy their financial commitments,
   o the liquidity and competitiveness of wholesale markets for energy commodities,
   o operational factors affecting the start-up or ongoing commercial operations of our generating facilities (including nuclear facilities) and BGE's transmission and distribution facilities, including catastrophic weather related damages, unscheduled outages or repairs, unanticipated changes in fuel costs or availability, unavailability of gas transportation or electric transmission services, workforce issues, terrorism, liabilities associated with catastrophic events, and other events beyond our control, the inability of BGE to recover all its costs associated with providing electric retail customers service during the electric rate freeze period,
   o the effect of weather and general economic and business conditions on energy supply, demand, and prices,
   o regulatory or legislative developments that affect demand for energy, or increase costs, including costs related to nuclear power plants, safety, or environmental compliance,
   o the actual outcome of uncertainties associated with assumptions and estimates using judgment when applying critical accounting policies and preparing financial statements, including factors that are estimated in applying mark-to-market accounting, such as, variable contract quantities and the value of mark-to-market assets and liabilities determined using models,
   o cost and other effects of legal and administrative proceedings that may not be covered by insurance, including environmental liabilities, or the outcome of pending appeals regarding the Maryland PSC's orders on electric deregulation, and the transfer of BGE's generation assets to affiliates, and
   o operation of our generation assets in a deregulated market without the benefit of a fuel rate adjustment clause.
   Given these uncertainties, you should not place undue reliance on these forward looking statements. Please see our other periodic reports filed with the SEC for more information on these factors. These forward looking statements represent our estimates and assumptions only as of the date of this report. Changes may occur after that date, and we do not assume responsibility to update these forward looking statements.



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



ITEM 7.  Financial Statements and Exhibits
-------  ---------------------------------


   (c)  Exhibit No. 12  Constellation Energy Group, Inc. Computation of Ratio of
                        Earnings to Fixed Charges.

   (c)  Exhibit No. 23  Consent of PricewaterhouseCoopers LLP, Independent
                        Accountants.

   (c)  Exhibit No. 99  Consolidated Financial Statements and Notes to
                        Consolidated Financial Statements of Constellation Energy Group, Inc.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CONSTELLATION ENERGY GROUP, INC.
                                     -------------------------------------------
                                                      (Registrant)


                                           BALTIMORE GAS AND ELECTRIC COMPANY
                                     -------------------------------------------
                                                      (Registrant)







Date: March 19, 2002                          /s/ E. Follin Smith
      --------------           -------------------------------------------------
                                E. Follin Smith, Senior Vice President on behalf
                                  of each Registrant and as Principal Financial
                                         Officer of each Registrant





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